Filed Pursuant to Rule 497(e)
1933 Act File No. 033-47044
1940 Act File No. 811-06628
The Yacktman Funds, Inc.

March 4, 2010

Supplement to the Statement of Additional Information
dated April 30, 2009

Portfolio Managers

In connection with Jason Subotky becoming a portfolio manager of the Funds, the section of the Statement of Additional Information labeled “Portfolio Managers” is supplemented by adding the following information:

“Information regarding the other accounts managed by Jason Subotky is set forth below (there are no such accounts for which the advisory fee is performance-based).  The number of accounts and assets is shown as of December 31, 2009.

Number of Other Accounts Managed and Total Assets by Account Type
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
-- $--	-- $--	3 $25,361,576

The following table outlines the form of compensation paid to Jason Subotky as of December 31, 2009.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Salary/Bonus	Yacktman Asset Management Co.	Jason Subotky receives compensation that is a combination of salary and a bonus based on the profitability of Yacktman Asset Management Co., the Funds’ investment adviser.

As of December 31, 2009, the dollar range of shares of the Yacktman Fund beneficially owned by Jason Subotky is 0.  As of December 31, 2009, the dollar range of shares of the Yacktman Focused Fund beneficially owned by Jason Subotky is $100,001 - $500,000.”

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The date of this Supplement is March 4, 2010.

Please retain this Supplement for future reference.